Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of UV Flu Technologies, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2015

/s/ Michael S. Ross

Name:	Michael S. Ross
Title:	President, Chief Financial Officer and Chairman of the Board
(Principal Executive Officer)

/s/ Michael S. Ross

Name:	Michael S. Ross
Title:	President, Chief Financial Officer and Chairman of the Board
(Principal Financial Officer
and Principal Accounting Officer)